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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                March 17, 2004
                Date of Report (Date of earliest reported event)


                                 COLMENA CORP.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                     0-27842
                            (Commission File Number)


                                   54-1778587
                        (IRS Employer Identification No.)


                  101 SW 11th Avenue; Boca Raton, Florida 33486
                    (Address of principal executive offices)
                                   (Zip code)

                                 (561) 392-6010
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)

                                     Page 1


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                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this 8-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.


                       INFORMATION INCLUDED IN THE REPORT


Item 5.  Other Events

On November 11, 2003, the Registrant filed a report on Form 8-K, disclosing that it had entered into a letter of intent to acquire National ComTel Network, Inc. ("National ComTel"). On December 29, 2003, the Registrant filed a further report on Form 8-K, updating the status of the letter of intent, affirming the parties' intention to complete the transaction, and expressing the hope that closing on the contemplated acquisition could take place during the first three calendar months of 2004.

Because of ongoing delays in resolving issues relating to National ComTel's SBA loan, closing cannot be completed as anticipated. Rather than withdrawing from the letter of intent, the parties have reviewed the status of issues relating to that SBA loan and have reaffirmed their desire to complete the proposed transaction in the near future. The Registrant expects to discuss the loan with the board of directors of CIT Small Business Lending Corporation in the next several days to determine if the remaining concerns can be resolved. The Registrant will promptly file another report on Form 8-K in the event of material developments concerning this matter.

The Registrant also discloses that it cannot currently meet its financial obligations due to the lack of funding. While the Registrant continues to seek alternative sources of funding, no assurances can be provided that such efforts will be successful.


Item 6.  Resignation of Director

Effective March 17, 2004, Vanessa H. Lindsey resigned as a director in accordance with Article XIV of the Registrant's articles of incorporation due to constraints upon her available time. This resignation did not involve any disagreement with the Registrant's policies or procedures.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                  Colmena Corp.

Dated: April 7, 2004
                                 /s/ Anthony Q. Joffe
                                Anthony Q. Joffe
                                    President


                                     Page 3


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